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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                December 9, 2005



                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                    Bermuda
                 (State or Other Jurisdiction of Incorporation)


       0-27662                              Not Applicable
(Commission File Number)                   (I.R.S. Employer
                                          Identification No.)


American International Building,
29 Richmond Road
Pembroke, Bermuda                                 HM 08
(Address of principal executive offices)       (Zip Code)


                                 (441) 298-5100
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     On December 9, 2005, IPC Holdings, Ltd. issued a press release announcing that one of its subsidiaries, IPCRe Underwriting Services Limited ("IPCUSL"), had received notice of the intent of Allied World Assurance Company, Ltd ("AWAC") to cancel the underwriting agency agreement between the two companies effective November 30, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IPC HOLDINGS, LTD.


                              By        /s/ James P. Bryce
                                 ----------------------------
                                        James P. Bryce
                                        President and
                                   Chief Executive Officer


     Date: December 9, 2005


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                                 EXHIBIT INDEX

Exhibit
Number  Description
------  -----------

99.1 Press release of IPC Holdings, Ltd. issued December 9, 2005 announcing that one of its subsidiaries, IPCRe Underwriting Services Limited ("IPCUSL"), had received notice of the intent of Allied World Assurance Company, Ltd ("AWAC") to cancel the underwriting agency agreement between the two companies effective November 30, 2007.




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